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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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               Date of Report (Date of earliest event reported)
                      March 5, 2001 (February 27, 2001)

                                 OCTuS, INC.
            (Exact name of registrant as specified in its charter)

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                                   California
                 (State or other jurisdiction of incorporation)


            0-21092                                       33-0013439
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    (Commission File Number)                  (IRS Employer Identification No.)


 600 "B" Street, San Diego, California                       92101
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(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (619) 446-2107
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         (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant
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     The Registrant has engaged Stark Tinter & Associates, LLC, certified public accountants, 7535 East Hampden Avenue, Suite 109, Denver, CO 80231 as its independent accountants for all accounting purposes related to the Registrant's business operations and the Registrant's reporting requirements. Stark Tinter & Associates, LLC, replaces Hutchinson and Bloodgood, LLP (formerly Logan Throop & Co., LLP), Certified Public Accountants, as the Registrant's principal accountants as of February 27, 2001. The principal accountants' report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to audit scope, or accounting principles. The principal accountants' report included an explanatory paragraph describing an uncertainty regarding the Company's ability to continue as a going concern. The engagement of Stark Tinter & Associates, LLC was approved by the Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304 (a)(1)(v)(A) through (D).

The registrant has requested Hutchinson and Bloodgood, LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Hutchinson and Bloodgood, LLP. with a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant shall file Hutchinson and Bloodgood, LLP's letter as an Exhibit in this Form 8-K. If the Hutchinson and Bloodgood, LLP letter is unavailable at the time of filing this 8-K, the Registrant will request Hutchinson and Bloodgood, LLP to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this form 8-K. (A copy of the letter from Hutchinson and Bloodgood, LLP will be filed as Exhibit "A" to this Form 8-K)


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Dated:  March 5, 2001                 OCTuS, INC.


                                      /s/   John Belden
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                                      By:   John C. Belden
                                      Its:  President, C.E.O., C.F.O., Director


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